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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 29, 2004




                              CREATIVE VISTAS, INC.
             (Exact name of Registrant as specified in its Charter)


         ARIZONA                    0-30585            86-0464104
(State or other Jurisdiction)    (Commission       (IRS Employer
           of Incorporation)      File Number)       Identification No.)


                             4909 EAST MCDOWELL ROAD
                             PHOENIX, ARIZONA 85008
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (602) 225-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On September 29, 2004, the Registrant and A.C. Technical Acquisition Corp., an Ontario corporation owned by the Registrant and Domonic Burns ("Acquireco") entered into a Stock Purchase Agreement with The Burns Trust, and The Navaratnam Trust and AC Technical Systems Ltd., an Ontario corporation ("AC Technical" or "ACT") (the "September 29 Stock Purchase Agreement"). See Item 2.01 below.

                  On September 30, 2004, the Registrant entered into a Common Stock Purchase Agreement with Miller Capital Corporation and Tudor Investments LTD Profit Sharing Plan, Sayan Navaratnam, Dominic Burns, Randy Stern and Malar Trust, Inc. (the "September 30 Stock Purchase Agreement"). See Item 2.01 below.

                  On September 30, 2004, the Registrant entered into a series of agreements with Laurus Master Fund, Ltd. ("Laurus") whereby we issued to Laurus
(i) a secured convertible term note (the "Note") in the amount of $4.5 million,
(ii) a related options to purchase up to 499,999 shares of common stock of the Registrant at a price of $0.02 per share (the "Option"), and (iii) a seven year warrant to purchase up to $750,000 shares of common stock of the Registrant at a price of $3.45 per share (the "Warrant"). The loan is secured by all of the assets of the Registrant and its subsidiaries, Acquireco and AC Technical.

                  The principal amount of the Note bears interest at the prime rate plus two percent with a minimum rate of six percent. The minimum monthly payment on the Note is $100,000, plus the monthly interest payment, and may be paid in cash, the common stock of the Registrant or a combination thereof, dependant upon the occurrence of certain criteria. Laurus has the option to convert the entire principal amount of the Note, together with interest thereon into shares of the Registrant's common stock at a conversion price of $3, provided that such conversion does not result in Laurus beneficially owning more than 4.99% of our outstanding shares of common stock. We have agreed to register all of the shares that are issuable upon conversion of the Note or exercise of the Option or Warrant.

                  We have granted Laurus a right of first refusal with respect to any debt or equity financings for a period of 120 days after closing.

ITEM 2.01         COMPLETION OF ACQUISITION

                  On September 30, 2004, pursuant to the September 29 Stock Purchase Agreement, Acquireco, acquired all of the issued and outstanding shares of AC Technical from The Burns Trust and the Navaratnam Trust for consideration consisting of promissory notes in the aggregate amount of $3,300,000 (the "Acquisition").

                  On September 30, 2004, pursuant to the September 30 Stock Purchase Agreement, Sayan Navaratnam, Dominic Burns, Randy Stern and Malar Trust, Inc. purchased 9,500,000 shares of common stock of the Registrant from Miller Capital Corporation and Tudor Investments LTD Profit Sharing Plan for consideration of $300,000 in cash (the "Sale" and together with the Acquisition, the "Transaction").

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                  Other than in respect of the Transaction, including the
changes in executive officers and directors described in Item 5.02 below, there is no material relationship between Sayan Navaratnam, Dominic Burns, Randy Stern and Malar Trust, Inc., on one hand, and the Registrant, on the other.

ITEM 3.03         MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

                  On September 27, 2004, the shareholders of the Registrant voted to amend the Registrant's Articles of Incorporation to eliminate the preemptive rights of holders of the Registrant's common stock. The result of this amendment is that the shareholders of the Registrant no longer have the right to purchase additional shares of common stock from the Registrant on a pro-rata basis in the event that the Registrant determines to issue additional common stock. The amendment to the Articles of Incorporation was filed with the Arizona Corporation Commission on September 30, 2004.

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

                  As a result of the Transaction described in Item 2.01 above, a change of control of the Registrant occurred. In connection with the Transaction, shares representing an aggregate of 95% of the outstanding stock of the Registrant were sold by Miller Capital Corporation and Tudor Investments LTD Profit Sharing Plan to Sayan Navaratnam, Dominic Burns, Randy Stern and Malar Trust, Inc. The purchasers used their personal funds to acquire such shares.

ITEM 5.02 DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APOINTMENT OF PRINCIPAL OFFICERS

                  In connection with the Transaction described in Item 2.01 above, on September 30, 2004, all the Directors of the Registrant, Rudy R. Miller and Ronald E. Warnicke, resigned as did Rudy R. Miller, as President, Ronald E. Warnicke, as Vice President and Secretary and Mary A. Nance, as Treasurer.

                  On September 30, 2004, the following persons were appointed officers of the Registrant:

SAYAN NAVARATNAM-CHAIRMAN AND CHIEF EXECUTIVE OFFICER: Mr. Navaratnam graduated from University of Toronto with a Double Specialist degree in Economics and Political Science. He has seven years of experience in technology development and integration specific to the security industry. He also has three years of experience in telecommunications with Bell Canada. He was the CEO of Satellite Communications Inc., and its research arm Satellite Advanced Technologies, during 1997-2000. Mr. Navaratnam was responsible for coordinating and financing research and development projects and played a key role in strategic partnerships, mergers, and licensing technologies. Mr. Navaratnam was the Chief Operating Officer in ASPRO Technologies Ltd. from 2000-2003. He was instrumental

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in IP development to suit market trends; he also proposed and implemented a strategic marketing campaign to license and distribute a new line of "wavelet" products from ASPRO. Mr. Navaratnam joined AC Technical as CEO in 2003. He has in-depth knowledge of key vertical markets and technology demands of security integration. He has served as a member of advisory committees for technology related schools and companies and was a key member of the Alliance of Exporters and Manufacturers of Ontario. Mr. Navaratnam was also a member of Innovator's Alliance of Ontario and was recognized as one of the best executives in Canada in 1999-2000. Mr. Navaratnam and AC Technical were also recently recognized with an award for one of the Top 100 fastest growing companies in Canada, over the past five years, by Profit 100. Mr. Navaratnam has also worked with a number of investment banking firms to raise financing and has been involved in advisory roles with private equity funds as well as investment banking firms and public companies.

DOMINIC BURNS-PRESIDENT: Mr. Burns was the founder of AC Technical in [ ]. He completed his Electrical Apprenticeship program at one of the premier firms in Northern Ireland. He graduated from Belfast College of Technology with honors in City and Guilds Electrical Theory and Regulations. Mr. Burns also holds a diploma in radio and navigation systems. He has an extensive understanding of quality controls in the avionics industry and has been a pioneer in transferring some of the high standards and controls set in the avionics industry to the security integration market. He has been the President of AC Technical since its inception. He has been primarily responsible for expanding the firm's presence in Canada. Mr. Burns has also designed a number of internal technical and marketing programs to expand AC Technical's sales and technical capabilities. Mr. Burns has over 20 years of experience in the security integration industry.

FAIRY LEE-SECRETARY: Ms. Lee joined AC Technical in 2004 and she has more than 10 years experience in international public accounting primarily with the world's largest international accounting firms. She has advanced knowledge in financial statements disclosure and audit issues and has extensive international business experience in countries such as the United States, Hong Kong SAR and the Peoples' Republic of China. She was employed at BDO Dunwoody LLP from 1999 to 2004. Ms. Lee holds a Bachelor of Business degree from Monash University in Australia. She is a Chartered Accountant in Canada and qualified CPA in Australia.

                  On September 30, 2004, Sayan Navaratnam and Dominic Burns were elected directors of the Registrant.

ITEM 8.01         OTHER EVENTS

         Following the Transaction, the business and operations of AC Technical represent substantially all of the business and operations of the Registrant. For purposes of this Item 8.01, the terms "the Company", "we", "us" and similar expressions refer to the Registrant and ACT collectively except where the context indicates that the reference is to the Registrant or ACT individually.

Our Business

Overview:


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We are a leading integrator of professional security and surveillance products and technologies within the integrated security solutions market. Systems integrators design, install and customize several independent systems, such as intrusion and fire protection, access management and video surveillance to create an "integrated" system based on the requirements of the customer. We believe we are one of the leading technology integrators within the security and surveillance market and we have been named one of the Top 100 fastest growing companies in Canada over the past five years by Profit 100. Currently, we employ more than 60 people and own a 10,000 square foot building in Canada. Since the tragedies of Sept 11, 2001, the awareness and the need for security systems have increased tremendously. Many of the institutional budgets have expanded and governments have set stringent requirements for superior security equipment to be installed. The creation of the Homeland Security initiative in the US has had a global effect whereby more funds are being used to improve and install new security solutions. We currently provide technology based security solutions to four key vertical market segments: Government, Healthcare, Education, and Retail. We also provide security solutions to various other segments of the security and surveillance market. Our prestigious clients in Canada include:

 Ministry of Finance
 Ministry of Health
 Ministry of Community and Social Services
 Air Canada Centre
 Loblaws
 Various School Boards
 Queens Park Complex
 BMW

As the industry continues to dramatically increase in size, we believe we are poised to become a leading player in the market space.

We are a single source provider of technology-based security solutions for medium and large commercial and governmental facilities in Canada and the US. Through our technology integration team of experienced engineers we integrate various security related products to provide a single source solution to our growing customer base. Our design, engineering and integration facilities are located in Ontario, Canada.

We currently provide a customer with six core competencies:

Consulting, audit, review, and planning
Engineering and design
Customization, software development, interfacing
System integration, installation, project management,
System training, technical support, maintenance
Ongoing maintenance, preventative maintenance and service, upgrades

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We are one of a very few companies that are currently capable of performing all six functions efficiently. We are able to provide our customers with such competencies due to our experience, technological sophistication, engineering and design infrastructure, strong list of references, service and integration infrastructure, and our proprietary integration technologies.

We have our own engineering and service department with experienced employees. This aspect of the Company is a competitive advantage and allows us to provide solutions to customers rather than one component of a project.

We have excellent relationships with all our suppliers. We currently are supplied products by American Dynamics, Pelco, Sony, GE, Lenel, Silent Witness, Dedicated Micros and many other leading brands. We are continuously working with engineers of our suppliers to provide superior integrated products and solutions to our customers. The Company has integrated technologies from its suppliers to provide solutions for large multimillion dollar projects including: Ministry of Finance, Queens Park Complex, and Finch Court House.

We have been very aggressive in our efforts to market to vertical markets across the country. Over the past four years, we have increased our revenues. During the course of this growth we have increased revenues from our government sector while diversifying our markets to include the retail and commercial sector. We are currently the security solutions provider for many large corporations and facilities including: Loblaws, Sobeys, Air Canada Centre, Sears, Nofrills, Zehrs, and Dominion of Canada.

Risk Factors:

Competition
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The security industry is highly competitive. The Company competes with a number of large international firms which have more extensive resources than the Company does. In addition, these competitors may have greater brand recognition, proprietary technologies and superior purchasing power as well as other competitive advantages.

Risks associated with budget constraints and cut back of customer spending:
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The Company is dependent on large institutional and commercial customers and their budgets. If there are cut backs in budgets by its customers it will adversely impact the revenues of the Company.

Risks associated with construction schedules:
The Company has contracted to provide security systems to a number of new buildings and delays in construction of these buildings could potentially delay revenues being realized.

Supplier Product Failures:
--------------------------

The Company does not currently manufacture its own products and it must purchase products from others. It could adversely impact the Company's relationships with its customers if there are delays in receiving products from suppliers or if there are defects in these products.

Contracts with Government Agencies:
-----------------------------------

Contracts with government agencies account for some of our revenues. Many of these contracts are subject to annual review and renewal by the agencies and may be terminated at any time or on short notice. Each government contract is only valid if the agency appropriates enough funds for such contracts. Accordingly, we might fail to derive any revenue from sales to government agencies under a contract in any given future period. In additions, if government agencies fail to renew or terminate any of these contracts, it would adversely affect our business and results of operations.


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Key Personnel Losses:
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Competition for highly qualified technical personnel is intense and we may not be successful in attracting and retaining the necessary personnel, which would limit the rate at which we can develop products and generate sales. In particular, the departure of any of our senior management members or other key personnel could harm our business.

Intellectual Property Risks:
----------------------------

Our intellectual property might not be protectable. Despite our precautions, it may be possible for unauthorized third parties to copy our products or obtain and use information that we regard as proprietary to create products that compete against ours. If we fail to protect and preserve our intellectual property, we may lose an important competitive advantage. In addition, we may from time to time be served with claims from third parties asserting that our products or technologies infringe their intellectual property rights. If, as a result of any claims, we were precluded from using technologies or intellectual property rights, licenses to the disputed third-party technology or intellectual property rights might not be available on reasonable commercial terms, or at all. We may initiate claims or litigation against third parties for infringement of our proprietary rights or to establish the validity of our proprietary rights. Litigation, either as plaintiff or defendant, could result in significant expense and divert the efforts of our technical and management personnel from productive tasks, whether or not the litigation is resolved in our favor. A successful claim against us, coupled with our failure to develop or license a substitute technology, could cause our business, financial condition and results of operations to be adversely affected.

Product Liability Claims
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Any product liability claim brought against us, even if unsuccessful would likely be time-consuming and costly, and potential liabilities could exceed our available insurance coverage.

Control of the Company:
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In connection with the Transaction, Sayan Navaratnam, Dominic Burns, Randy
Martin and Malar Trust, Inc. acquired 95% of our outstanding common stock and, accordingly, if they act together, have the power to control all matters requiring stockholder approval.

Management. In addition to the persons described in Item 5.02 above, the following persons are officers of ACT:

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RANDY MARTIN: V.P. OF OPERATIONS
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Randy Martin joined ACT in 2002 as a senior Project Manager and currently holds the position of V.P. of Operations. Mr. Martin oversees the daily operations of service, installation, integration, and engineering. He had previously been employed by Satellite Communications, Inc. from 1986 - 2002, where he held various senior management positions. Mr. Martin has over 25 years of experience in the security integration business.

HAJRO CINI:  Controller
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Hajro Cini is responsible for ACT's finances, including the cash flow, accounting and operations functions. Mr. Cini joined ACT in 2003 and brings more than 10 years of experience in the financial industry, as well as international financial experience specifically in the manufacturing industry. Mr. Cini holds a Bachelor of Arts from an international university and a Master of Arts in Economics from University of Toronto.


ANDREW BERENYI: V.P. OF TECHNOLOGY
--------------

Andrew Berenyi joined ACT in 2004 and currently serves as the V.P. of Technology. He received his BApSc degree from the University of Toronto in Electrical Engineering (Biomedical option) in 1997 and has extensive experience in the security industry. From 1997 to 1999 he was employed at Satellite Communications Inc. His duties ranged from integration of security systems to software testing and development. From 2000 to 2003 he was a software developer and team leader at ASPRO Technologies Ltd., a Toronto area company producing DVR cards and systems for government, financial, and private industry sectors.

GAETANO DIGIORGIO: SENIOR ACCOUNT MANAGER
-----------------

Gaetano DiGiorgio is the Senior Account Manager with ACT. He is responsible for a wide range of customers consisting of large national retail organizations, government, entertainment facilities and commercial properties. Mr.Gaetano joined ACT in 1992 and has been involved in all aspects of the business over this time period. His education consists of numerous electronic and electrical programs and he is a member of the Canadian Sales Professional organization. Mr. Gaetano has over 12 years of experience in the industry.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The required Financial Statements will be filed by amendment to this Form 8-K prior to December 15, 2004.

(b)      Pro-Forma Financial Information

         The required pro-forma financial information will be filed by amendment to this Form 8-K prior to December 15, 2004.


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(c) The following exhibits are filed as part of this Report:

         2.1 Stock Purchase Agreement dated September 29, 2004, by and among Creative Vistas, Inc., The Burns Trust, The Navaratnam Trust and A.C. Technical Acquisition Corp., and AC Technical Systems Ltd

         2.2 Common Stock Purchase Agreement, dated September 30, 2004, by and among Creative Vistas, Inc., Miller Capital Corporation, Tudor Investments LTD Profit Sharing Plan and Sayan Navaratnam, Dominic Burns, Randy Stern and Malar Trust, Inc.

         3.1 Articles of Amendment of Creative Vistas, Inc. as filed with the Arizona Corporation Commission on September 30, 2004

         10.1 Security Agreement, dated September 30, 2004, by and among Laurus Master Fund, Ltd., Creative Vistas, Inc., A.C. Technical Acquisition Corp., and A.C. Technical Systems Ltd.

         10.2 Securities Purchase Agreement, dated September 30, 2004 by and between Creative Vistas, Inc. and Laurus Master Fund, Ltd.

         10.3 Secured Convertible Term Note, dated September 30, 2004, issued by Creative Vistas, Inc. to Laurus Master Fund, Ltd.

         10.4 Secured Convertible Minimum Borrowing Note, dated September 30, 2004 issued by Creative Vistas, Inc. to Laurus Master Fund, Ltd.

         10.5 Secured Revolving Note, dated September 30, 2004, issued by Creative Vistas, Inc. to Laurus Master Fund, Ltd.

         10.6. Common Stock Purchase Warrant, dated September 30, 2004, issued by Creative Vistas, Inc. to Laurus Master Fund, Ltd.

         10.7 Common Stock Option, dated September 30, 2004, issued by Creative Vistas, Inc. to Laurus Master Fund, Ltd.

         10.8 Registration Rights Agreement, dated September 30, 2004 by and between Creative Vistas, Inc. and Laurus Master Fund, Ltd.

         10.9 Master Security Agreement, dated September 30, 2004, by and among Creative Vistas, Inc., certain of its subsidiaries and Laurus Master Fund, Ltd.

         10.10 Stock Pledge Agreement, dated September 30, 2004, by and among Laurus Master Fund, ltd., Creative Vistas, Inc., and each of the undersigned Pledgors

         10.11 Funds Escrow Agreement, dated September 30, 2004, by and among Creative Vistas, Inc., Laurus Master Fund, Ltd., and Loeb & Loeb LLP

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CREATIVE VISTAS, INC.

Date:  October 6, 2004
                                            By:  /s/ Sayan Navaratnam
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